UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                   FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: MAY 21, 2002
                      (DATE OF EARLIEST EVENT REPORTED)
                                    1-12803

                          (Commission file number)

                          URSTADT BIDDLE PROPERTIES INC.

                 (Exact name registrant as specified in charter)


Maryland                                                           04-2458042

(State or jurisdiction                                          (IRS Employer
   or incorporation)                                        Identification No.)


321 Railroad Avenue     Greenwich, Connecticut                          06830

(Address of principal executive offices)                            Zip Code


Registrant's telephone number, including area code(203) 863-8200



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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On May 21, 2002, the Registrant engaged Ernst & Young LLP to serve as its independent public accountant. During the Registrant's two most recent fiscal years, and during any subsequent period through May 21, 2002, the Registrant did not consult with Ernst & Young LLP on any accounting or auditing issues.




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                                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.






May 23, 2002

                                           By: /s/  James R. Moore

                                           Name: James R. Moore
                                           Title: Executive Vice President
                                                  Chief Financial Officer


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